UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2013

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 800, Houston, Texas,	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2013, Sabine Pass Liquefaction, LLC (“SPL”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (“Cheniere Partners”), an indirect majority owned subsidiary of Cheniere Energy, Inc., entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, as representative of the initial purchasers named therein (the “Initial Purchasers”), to issue and sell to the Initial Purchasers $1.0 billion aggregate principal amount of its 6.25% Senior Secured Notes due 2022 (the “Notes”). The sale of the Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes will be sold on a private placement basis in reliance on Section 4(2) of the Securities Act and Rule 144A and Regulation S thereunder. The sale of the Notes to the Initial Purchasers pursuant to the Purchase Agreement is expected to close on November 25, 2013.

Purchase Agreement

The Purchase Agreement contains customary representations, warranties and agreements by SPL and customary conditions to closing and indemnification obligations of SPL and the Initial Purchasers. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

The Initial Purchasers and certain of their affiliates have provided from time to time, and may provide in the future, certain investment and commercial banking and financial advisory services to SPL and Cheniere Partners in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Number	Description

1.1*	Purchase Agreement, dated as of November 18, 2013, between Sabine Pass Liquefaction, LLC and Morgan Stanley & Co. LLC. (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 1-33366), filed on November 22, 2013)

*	Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: November 22, 2013	By:	/s/ H. Davis Thames
	Name:	H. Davis Thames
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of November 18, 2013, between Sabine Pass Liquefaction, LLC and Morgan Stanley & Co. LLC. (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 1-33366), filed on November 22, 2013)

*	Incorporated herein by reference.

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